SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


                        Date of report:  May 28, 2002
                      (Date of earliest event reported)


                         INTELLIGENT CONTROLS, INC.
                         --------------------------
           (Exact name of registrant as specified in its charter)


              Maine                     1-13628             01-0354107
              -----                     -------             ----------
 (State or other jurisdiction of      (Commission        (I.R.S. Employer
  incorporation or organization)        File No.)       Identification No.)


                 74 Industrial Park Road, Saco, Maine 04072
                 ------------------------------------------
             (Address of principal executive offices) (Zip code)


Registrant's telephone number:   (207) 283-0156


Item 5.  Other Events.

As of May 28, 2002, the Registrant entered into an Amendment to the Agreement and Plan of Merger with Franklin Electric Co., Inc. The Amendment changes the outside termination date of the pending merger transaction from June 30, 2002 to July 31, 2002. The Amendment also addresses the manner in which outstanding stock options of the Registrant may be exercised prior to consummation of the proposed merger transaction. A copy of the Amendment is attached as an exhibit hereto.

Item 7.  Exhibits.

(c)  Exhibits.

The following is filed with the Commission as an exhibit to this report.

      10.1A Amendment to the Agreement and Plan of Merger, set forth in a letter agreement signed May 24, 2002 by Franklin Electric Co., Inc. and FEI Corporation, and signed May 28 by the Registrant


                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       INTELLIGENT CONTROLS, INC.

Date:  May 30, 2002                  By:  /s/    Roger E. Brooks
                                            --------------------------
                                            Roger E. Brooks
                                            President and Chief Executive
                                            Officer